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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 8, 1995
                Date of report (Date of earliest event reported)


                                     1-9335
                            (Commission File Number)


                                  SCHAWK, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                   36-3192701
                      (I.R.S. Employer Identification No.)


                                1695 RIVER ROAD
                                DES PLAINES, IL
                    (Address of principal executive office)


                                     60018
                                   (Zip Code)


                                  708-827-9494
              (Registrant's telephone number,including area code)


                                FILTERTEK, INC.
                                  P.O. BOX 310
                                11411 PRICE ROAD
                               HEBRON, IL  60034
          (Former name or former address,if changed since last report)



                               Page 1 of 5 pages.
                        Exhibit index appears on page 4.
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ITEM 5.  OTHER EVENTS


        On February 8, 1995, Registrant announced the postponement of its plans for a secondary offering of 4 million shares of Class A Common Stock. Further details of this announcement are contained in the press release of the Registrant dated February 8, 1995 and attached hereto as Exhibit 20.01





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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                          SCHAWK, INC.
                                          (Registrant)



Date:  February 17, 1995                  By: /s/ Marie Meisenbach Graul
       -----------------                      -------------------------------
                                                  Marie Meisenbach Graul
                                                  Chief Financial Officer,
                                                  Treasurer and
                                                  Public Information Officer





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                                 EXHIBIT INDEX


20.01     Press release dated February 8, 1995                   PAGE 6
          announcing postponement of plans for a
          secondary offering of 4 million shares
          of Schawk, Inc. Class A Common stock.





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